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                                                                   EXHIBIT 10.1G

                                AMENDMENT NO. 6

                                      TO

                             MANAGEMENT AGREEMENT


    THIS AGREEMENT made as of January 4, 1993, is by and between SIZELER PROPERTY INVESTORS, INC., a Delaware corporation (the "Company"), and SIZELER REAL ESTATE MANAGEMENT CO., INC., a Louisiana corporation (the "Manager"):

                              W I T N E S S E T H:

    WHEREAS, the Company and the Manager are parties to a certain Management Agreement dated as of December 28, 1986, as amended by Amendment No. 1, dated as of December 29, 1986; Amendment No. 2 dated as of December 30, 1986; Amendment No. 3, dated as of April 12, 1988; Amendment No. 4, dated as of August 6, 1991; and Amendment No. 5, dated as of January 1, 1993 (the "Management Agreement"); and

    WHEREAS, the Company and the Manager desire to amend the Management Agreement with respect to compensation to be paid to the Manager for its Management Services hereunder;

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

    1. Subsection (b) of Section 4 of the Management Agreement is hereby deleted in its entirety, and the following is substituted therefor:

       (b) As between the Manager and the Company, the Company shall bear and pay the entire cost of the development of the Properties, including all costs incurred pursuant to this Agreement.

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    2. Subparagraph (iv) of Section 6 (a) of the Management Agreement, is hereby deleted in its entirety, and the following is substituted therefor:

    "(iv) The Company shall reimburse the Manager for the actual costs, including reasonable out-of-pocket expenses, incurred by the Manager's personnel in performing Additional Services under this Agreement. In order to be reimbursed or paid for any expenses incurred in connection with providing Additional Services, the Manager must submit detailed itemization of such expenses incurred."

    3. Subsection (b) of Section 6 of the Management Agreement is hereby deleted in its entirety.

    The amended provisions of this agreement are effective as of the date first above written.

    IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed as of the date first above written.


                                  SIZELER REAL ESTATE MANAGEMENT CO., INC.


                                  By:      /s/ Charles H. Peterson
                                     -------------------------------------
                                        Charles H. Peterson, President


                                  SIZELER PROPERTY INVESTORS, INC.


                                  By:       /s/ John J. Gilluly, Jr.
                                     --------------------------------------
                                     John J. Gilluly, Jr., Vice President/
                                       Treasurer

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